UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Gramercy Property Trust Inc.

(Columbus Merger Sub, LLC as successor by merger to Gramercy Property Trust Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-32248	06-1722127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

521 Fifth Avenue, 30th Floor
New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.                Termination of a Material Definitive Agreement

In connection with the consummation of the Merger (as defined below), on December 17, 2015, Old Gramercy (as defined below) terminated its Revolving Credit and Term Loan Agreement, dated June 9, 2014, as amended, by and among GPT Property Trust LP, Old Gramercy, each of the financial institutions party thereto as lenders and J.P. Morgan Chase Bank, N.A., as administrative agent.

Item 2.01.                Completion of Acquisition or Disposition of Assets.

Closing of Merger with Chambers Street Properties

On December 17, 2015 (the “Closing Date”), Gramercy Property Trust Inc., a Maryland corporation (“Old Gramercy”), and Chambers Street Properties, a Maryland real estate investment trust (the “Company”), consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 1, 2015 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Old Gramercy and Columbus Merger Sub, LLC, a Maryland limited liability company (“Merger Sub”), pursuant to which Old Gramercy merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity of the Merger.  Pursuant to the Merger Agreement, the Articles of Merger contemplated thereby were filed with the State Department of Assessments and Taxation of Maryland, with an effective time and date of 4:01 p.m. on December 17, 2015.

At the effective time of the Merger, each share of Old Gramercy common stock, par value $0.001 per share (“Old Gramercy Common Stock”) issued and outstanding immediately prior to the effective time was converted into the right to receive 3.1898 (the “Exchange Ratio”) validly issued, fully paid and nonassessable Company common shares of beneficial interest, par value $0.01 per share (the “Merger Consideration”).  No fractional shares were issued in the Merger, and cash was paid in lieu thereof.  Additionally, each share of Old Gramercy’s 7.125% Series B Cumulative Redeemable Preferred Stock (“Old Gramercy Preferred Stock”) issued and outstanding prior to the effective time was converted into the right to receive one newly issued share of 7.125% Series A Cumulative Redeemable Preferred Shares of the Company (“Company Preferred Shares”), having preferences, rights and privileges substantially identical to the preferences, rights and privileges of the Old Gramercy Preferred Stock.  The Company issued approximately 183,505,034 million of its common shares of beneficial interest (“Company Common Shares”) in connection with the Merger, and approximately 3,500,000 Company Preferred Shares.  Based on the closing price of the Company’s common shares on the New York Stock Exchange of $7.74 on the Closing Date, the exchange ratio represented approximately $24.69 in Company Common Shares for each share of Old Gramercy common stock.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to Old Gramercy’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2015 and is incorporated by reference herein. A copy of Amendment No. 1 to the Merger Agreement has been previously filed as Exhibit 2.2 to Old Gramercy’s Current Report on Form 8-K filed with the SEC on November 23, 2015 and is incorporated by reference herein. A copy of Amendment No. 2 to the Merger Agreement has been previously filed as Exhibit 2.3 to Old Gramercy’s Current Report on Form 8-K filed with the SEC on December 7, 2015 and is incorporated by reference herein. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, on December 17, 2015, Old Gramercy requested that the New York Stock Exchange (the “NYSE”) file a notification on Form 25 with the Securities and Exchange Commission (“SEC”) to request the removal of shares of Old Gramercy Common Stock and Old Gramercy Preferred Stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934. The NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to Old Gramercy Common Stock and Old Gramercy Preferred Stock.

Item 3.03.                Material Modification to Rights of Security Holders

The information set forth above in Items 2.01 and 3.01 is incorporated by reference herein.

Item 5.01.                Changes in Control of Registrant.

The information set forth above in Item 2.01 is incorporated by reference herein.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the effective time of the Merger, all directors and executive officers of Old Gramercy ceased serving in such capacities.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-32248) filed July 1, 2015 and incorporated by reference herein)

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 23, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.2 to the Current Report on Form 8-K (File No. 001-32248) filed November 23, 2015 and incorporated by reference herein)

2.3

Second Amendment to Agreement and Plan of Merger, dated as of December 7, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.3 to the Current Report on Form 8-K (File No. 001-32248) filed December 7, 2015 and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Columbus Merger Sub, LLC, as successor by merger to the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2015

Columbus Merger Sub, LLC

By:	/s/ Jon W. Clark
Name:	Jon W. Clark
Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-32248) filed July 1, 2015 and incorporated by reference herein)

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 23, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.2 to the Current Report on Form 8-K (File No. 001-32248) filed November 23, 2015 and incorporated by reference herein)

2.3

Second Amendment to Agreement and Plan of Merger, dated as of December 7, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.3 to the Current Report on Form 8-K (File No. 001-32248) filed December 7, 2015 and incorporated by reference herein)